Filed pursuant to Rule 497(a)

Registration No. 333-231089

Rule 482ad

Hercules Capital, Inc. Announces

Public Offering of Common Stock

PALO ALTO, Calif., June 12, 2019 – Hercules Capital, Inc. (NYSE: HTGC) (“Hercules”) today announced that it plans to make a public offering of 5,000,000 shares of its common stock. Hercules also plans to grant the underwriters for the offering an option to purchase up to an additional 750,000 shares of its common stock. Morgan Stanley, Wells Fargo Securities, and Keefe, Bruyette & Woods, A Stifel Company, are acting as joint book-running managers in this offering, and Compass Point and Wedbush Securities are acting as co-managers in this offering.

Hercules expects to use the net proceeds from this offering (i) to fund investments in debt and equity securities in accordance with its investment objective, (ii) to make acquisitions, and (iii) for other general corporate purposes.

The securities described above are being offered by Hercules pursuant to an effective shelf registration statement previously filed with and deemed immediately effective upon filing by the Securities and Exchange Commission (the “SEC”) on April 29, 2019. The offering may be made only by means of a prospectus supplement and the accompanying prospectus, copies of which may be obtained from (1) Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attn: Prospectus Department; (2) Wells Fargo Securities, Attention: Equity Syndicate Department, 375 Park Avenue, New York, New York 10152, by telephone at (800) 326-5897, or by email at cmclientsupport@wellsfargo.com; or (3) Keefe, Bruyette & Woods, Inc., Attention: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019; or by calling Keefe, Bruyette & Woods, Inc., toll-free at (800) 966-1559; or by e-mailing Keefe, Bruyette & Woods, Inc. at uscapitalmarkets@kbw.com.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of Hercules before investing. The preliminary prospectus supplement and the accompanying prospectus, which have been filed with the SEC, contain this and other information about Hercules and should be read carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the shares in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Hercules Capital, Inc.

Hercules Capital, Inc. (NYSE: HTGC) (“Hercules”) is the leading and largest specialty finance company focused on providing senior secured venture growth loans to high-growth, innovative venture capital-backed companies in a broad variety of technology, life sciences and sustainable and renewable technology industries. Since inception (December 2003), Hercules has committed more than $8.9 billion to over 460 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing. Companies interested in learning more about financing opportunities should contact info@htgc.com, or call 650.289.3060.

Hercules’ common stock trades on the New York Stock Exchange (NYSE) under the ticker symbol “HTGC.” In addition, Hercules has six outstanding bond issuances of:

Institutional Notes PAR $1000.00

●	4.625% Notes due 2022

Retail Notes (“Baby Bonds”) PAR $25.00

●	5.25% Notes due 2025 (NYSE: HCXZ)
●	6.25% Notes due 2033 (NYSE: HCXY)

Convertible Notes

●	4.375% Convertible Notes due 2022

Securitization Notes

●	4.605% Asset-backed Notes due 2027
●	4.703% Asset-backed Notes due 2028

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports we file under the Exchange Act.

The information disclosed in this press release is made as of the date hereof and reflects Hercules’ most current assessment of its historical financial performance. Actual financial results filed with the SEC may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Hercules believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Michael Hara

Investor Relations and Corporate Communications

Hercules Capital, Inc.

(650) 433-5578

mhara@htgc.com